SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of
1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [X] Definitive Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Astronics Corporation
(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
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	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ASTRONICS CORPORATION
130 Commerce Way, East Aurora, New York 14052-2191

Dear Fellow Shareholders:

It is my pleasure to invite you to attend the 2004 Annual Meeting of Shareholders to be held at Luminescent Systems, Inc., 130 Commerce Way, East Aurora, New York, at 10:00 a.m. on Thursday, April 29, 2004. The doors will open at 9:30 a.m. Please arrive early and join us for a tour of our facility. Directions are on the inside cover.

Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of five directors, the approval of the selection of the Company's auditors and one shareholder proposal.

Complete details are included in the accompanying proxy statement.

I look forward to meeting with you and hearing your views on the progress of Astronics.

Kevin T. Keane
Chairman of the Board

Buffalo, New York
March 26, 2004

DIRECTIONS TO LUMINCESCENT SYSTEMS, INC.
130 COMMERCE WAY, EAST AURORA, NY 14052-2191:

•	From I-90 (NYS Thruway), take exit 54 "Route 400 South."

•	Take Route 400 South for about 11 miles to the "Route 20A/East Aurora" exit.

•

Turn right at the end of the exit ramp onto Route 20A. Continue on 20A (also known as Main Street in East Aurora) through the village of East Aurora. After approximately 1.5 miles you will continue through a traffic circle (stay on Route 20A).

•	Continue on 20A for about .75 miles. Turn left onto Commerce Way (US Post Office is on corner). LSI is at the end of Commerce Way.

Luminescent Systems, Inc. telephone number: 716-655-0800.

ASTRONICS CORPORATION
130 Commerce Way, East Aurora, New York 14052-2191

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at Luminescent Systems Inc., 130 Commerce Way, East Aurora, New York, on Thursday, April 29, 2004 at 10:00 a.m., to consider and take action on the following:

1.	The election of five directors of the Company to serve for the ensuing year and until the next annual meeting of Shareholders and the election and qualification of their successors.

2.	The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

3.	To consider and vote upon a shareholder proposal regarding rescission of the Company's Supplemental Retirement Plan and Related Post-Retirement Benefits.

4.	The transaction of such other business as may properly come before the meeting or any adjournments thereof.

        FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 12, 2004 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.
By Order of the Board of Directors

DAVID C. BURNEY, Secretary

Buffalo, New York
Dated: March 26, 2004

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
April 29, 2004

        This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of ASTRONICS CORPORATION, a New York corporation ("Astronics" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 29, 2004 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telecommunication by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on March 26, 2004.

        If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below, FOR the proposal to ratify the appointment of independent auditors and AGAINST the shareholder proposal 3 described herein.

        Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

Record Date and Voting Securities

        The Board of Directors has fixed the close of business on March 12, 2004 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 12, 2004, Astronics had outstanding and entitled to vote at the meeting a total of 5,842,605 shares of Common Stock and 1,914,209 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. A majority of the votes cast is required to approve the adoption of the selection of the Company's auditors and the shareholder proposal to rescind the Company's Supplemental retirement Plan and Related Post-Retirement Benefits. Under the law of the State of New York, the Company's state of incorporation, only "votes cast" by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote. Votes withheld will be counted in determining the existence of a quorum, but will not be counted towards such nominee's or any other nominee's achievement of plurality or in determining the votes cast on any other proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Shareholders are being asked to elect five directors to the Company's Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

        All nominees have been members of the Board since the date indicated. The nominees for director, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:

Name and Age of Nominee	Principal Occupation and Positions and Offices with Astronics	First Elected Director

Robert T. Brady Age 63	Director; Compensation, Audit, and Nominating/Governance Committees of the Board of Directors. Chairman of the Board, President and Chief Executive Officer of Moog Inc.	1990

John B. Drenning Age 66	Director; Compensation, Audit, Nominating/Governance Committees of the Board of Directors. Partner in Hodgson Russ LLP, attorneys for the Company, Buffalo, New York.	1970

Robert J. McKenna Age 55	Director; Compensation, Audit, and Nominating/Governance Committees of the Board of Directors since October 2001, President and Chief Executive Officer of Wenger Corporation. Prior to October 2001, President of Acme Electric Corporation.	1996

Kevin T. Keane Age 71	Chairman of the Board and Director of the Company.	1970

Peter J. Gundermann Age 41	Director, President, and Chief Executive Officer of the Company.	2001

Other Directorships

        In addition to serving as a member of the Astronics Board of Directors, Robert T. Brady is presently serving on the board of directors of the following other publicly-traded companies: Moog Inc., Seneca Foods Corporation, M&T Bank Corporation and National Fuel Gas Company. Messrs. Robert J. McKenna and Kevin T. Keane are also members of the Board of Directors of MOD-PAC CORP., a former subsidiary of the Company that was spun-off to the Company's shareholders in March 2003.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors Independence

        The Board of Directors has determined that each of its current directors, except for Messrs. Kevin T. Keane and Peter J. Gundermann, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect.

Board of Directors Meetings and Standing Committees

        The Board of Directors has three standing committees: an Audit Committee, Compensation Committee, and Nominating/Governance Committee. During the year ended December 31, 2003, the Board of Directors held four meetings. Each director attended at least 75% of the meetings of the Board of Directors and of all committees on which he served.

        The Audit Committee consists of Messrs. Brady (Chair), Drenning and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Board of Directors has determined that Messrs. Brady and McKenna are each an "audit committee financial expert" as defined under federal securities laws. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year is set forth in the "Report of the Audit Committee," included in this proxy statement. The Audit Committee held two meetings in 2003. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is set forth as Appendix A to this proxy statement. The charter of the Audit Committee is also posted on the Investor Relations section of the Company's website at www.astronics.com.

        The Compensation Committee consists of Messrs. Drenning (Chair), Brady and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Compensation Committee held two meetings in 2003.

        The Nominating/Governance Committee consists of Messrs. McKenna (Chair), Brady and Drenning, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Nominating/Governance Committee is responsible for evaluating and selecting candidates for the Board of Directors and addressing corporate governance matters on behalf of the Board of Directors. In performing its duties to recommend nominees for the Board of Directors, the Nominating/Governance Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group. The Nominating/Governance Committee may use third-party search firms to identify Board of Director candidates. It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential candidates. Shareholders wishing to submit or nominate candidates for election to the Board of Directors must supply information in writing regarding the candidate to the Nominating/Governance Committee at the Company's executive offices in East Aurora, New York. This information should include the candidate's name, biographical data and qualifications. Generally, the Nominating/Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Additional information regarding proposed nominees may be requested. On the basis of the information gathered in this process, the Nominating/Governance Committee determines which nominee to recommend to the Board of Directors. The Nominating/Governance Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. The Nominating/Governance Committee did not hold any meetings in 2003, but met informally on several occasions. The Nominating/Governance Committee is not governed by a written charter but acts pursuant to a resolution adopted by the Board of Directors addressing the nomination process as required by federal securities laws and NASDAQ Stock Market, Inc. regulations.

Executive Sessions of the Board

        Non-management directors meet regularly in executive sessions. "Non-management" directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board of Directors. The Company's non-management directors consist of all of its current directors, except Messrs. Keane and Gundermann. An executive session of the Company's non-management directors is generally held in conjunction with each regularly scheduled Board of Directors meeting. Additional executive sessions may be called at the request of the Board of Directors or the non-management directors.

Code of Ethics

        The Board of Directors has adopted a Code of Business Conduct and Ethics which is applicable to its Chief Executive Officer, Chief Financial Officer as well as all other directors, officers and employees of the Company. This Code of Business Conduct and Ethics is posted on the Investor Relations section of the Company's website at www.astronics.com. The Company will disclose any amendment to this Code of Business Conduct and Ethics or waiver of a provision of this Code of Business Conduct and Ethics, including the name of any person to whom the waiver was granted, on its website.

Compensation of Directors

        For 2003, each non-management director was paid an annual retainer of $10,000 and an additional fee of $650 for each meeting of the Board of Directors and its committees attended by the director. Directors are permitted to defer their compensation.

        The Company's 1997 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant.

        On February 19, 2004, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $5.49 per share as follows: Mr. Brady - 4,000 shares; Mr. Drenning - 4,000 shares; and Mr. McKenna - 4,000 shares.

Directors' and Officers' Indemnification Insurance

        On March 1, 2004, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group for a one year term expiring March 1, 2005 at an annual premium of $61,950. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies by the Company at any time.

Contacting the Board of Directors

        Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors by writing to: Board of Directors, Astronics Corporation, 130 Commerce Way, East Aurora, New York 14052. Shareholders who would like their submission directed to a particular director may so specify and the communication will be forwarded, as appropriate.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors. The Board of Directors has also determined that the members of the Committee are independent as defined in the regulations. The Board of Directors has determined that Mr. Brady and Mr. McKenna, each an independent director, are "audit committee financial experts," as defined in the regulations.

February 10, 2004
Robert T. Brady, Chairman
John B. Drenning
Robert J. McKenna

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the other executive officers of the Company and its subsidiaries. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all the Company's executive officers, the Committee determines the grants under the Company's Incentive Stock Option Plan and oversees the administration of other compensation plans and programs

        Compensation of Executive Officers Generally

        The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company, subsidiary and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

        Components of Compensation

        The primary components of the Company's executive compensation program are salary, bonuses and stock options which become exercisable over time.

        Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee's review takes into consideration the Company's performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity. In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industry segments. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

        Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management's interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Incentive Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Incentive Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company's success. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company's stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Incentive Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

        Compensation of the Chief Executive Officer

        Mr. Gundermann, our Chief Executive Officer, was compensated in 2003 utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Gundermann's total compensation for the 2003 fairly and sufficiently rewarded him for performance.

John B. Drenning, Chairman
Robert T. Brady
Robert J. McKenna

Executive Compensation Summary Table

        The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 2003, received by the highest paid executive officers of the Company who received more than $100,000:

SUMMARY COMPENSATION TABLE
Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (#)	All Other Compensation(2)

Kevin T. Keane Chairman of the Board of Directors	2003 2002 2001	$150,000 300,000 280,443	-- 180,000 180,000	$27,559 57,721 69,516	55,912 19,755 22,054	$ 6,500 10,000 11,050

Peter J. Gundermann President, Chief Executive Officer.	2003 2002 2001	$223,000 177,000 164,312	-- 106,000 106,200	$18,115 28,365 26,681	33,547 11,555 12,891	$13,000 10,000 11,050

David C. Burney Vice President, Chief Financial Officer and Secretary	2003(3)	$94,076	$4,327	$50,490	3,727	$9,317

(1)	Represents personal use of company-leased automobiles or automobile allowance, group life insurance, medical expense, club dues, and related gross-up for income taxes.
(2)	Represents amounts accrued under the Company's Profit Sharing / 401(k) Retirement Plan. See, also, discussion under "Supplemental Executive Retirement Plan."
(3)	Mr. Burney was appointed Vice President, Chief Financial Officer and Secretary in March of 2003.

Executive Employment Agreements

        Mr. Gundermann serves as our President and Chief Executive Officer under an Employment Benefit Termination Agreement dated December 16, 2003. The agreement was effective as of December 16, 2003 and ends upon Mr. Gundermann's attainment of age 70, unless earlier terminated in accordance with the terms of the agreement. Under this agreement, Mr. Gundermann receives an annual salary and annual bonuses as determined by the Compensation Committee. He is also eligible to participate in the Company's employee benefit plans and to receive fringe benefits made generally available to our senior management.

        In the event Mr. Gundermann's employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company, he will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of two times his then current annual base salary or two times his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of two years from the termination date, continue to be provided with an automobile or reimbursement of automobile expense. Mr. Gundermann has the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, Mr. Gundermann will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of two years from the termination date, health, life and disability insurance coverages for which he was eligible during his employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs.

        Mr. Burney serves as our Vice President and Chief Financial Officer and Secretary under an Employment Benefit Termination Agreement dated December 16, 2003. The agreement was effective as of December 16, 2003 and ends upon Mr. Burney's attainment of age 70, unless earlier terminated in accordance with the terms of the agreement. Under this agreement, Mr. Burney receives an annual salary and annual bonuses as determined by the Compensation Committee. He is also eligible to participate in the Company's employee benefit plans and to receive fringe benefits made generally available to our senior management.

        In the event Mr. Burney's employment is terminated within two years following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company, he will be entitled to receive (i) his salary and fringe benefits through the termination date and an amount equal to the greater of his then current annual base salary or his average annual base salary for the two years preceding the termination date, (ii) all vested benefits under any Company retirement, profit sharing or supplemental retirement plan in which he participates and (iii) for a period of one year from the termination date, continue to be provided with an automobile or reimbursement of automobile expense. Mr. Burney has the option to receive some or all of the foregoing salary and benefits in a lump sum payment. In addition to the benefits set forth above, upon a change in control, Mr. Burney will be entitled to (i) exercise all vested or unvested stock options held by him on the termination date within the one year period following the termination date, or in lieu thereof, receive the bargain element of such stock options in cash, (ii) continue to receive, for a period of one year from the termination date, health, life and disability insurance coverages for which he was eligible during his employment with the Company and (iii) receive payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs.

        Under the agreements with Mr. Gundermann and Mr. Burney, a "change in control" means and is deemed to have occurred if there is a transfer in one or more transactions, extending over a period of not more than 24 months, of Common Stock of the Company possessing 25% or more of the total combined voting power of all of the Company's Class A and Class B shares of Common Stock. A transfer shall be deemed to occur if shares of Common Stock are either transferred or made the subject of options, warrants or similar rights granting a third party the opportunity to acquire ownership or voting control of such Common Stock.

Stock Option Grant Table

        On January 24, 2003, options to purchase the number of shares of Common Stock set forth in the following table were granted to Kevin T. Keane, Peter J. Gundermann and David C. Burney.

OPTION GRANTS IN 2003
Potential Realizable Value at Assumed Rates of Stock Price Appreciation Option Term (2)
Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted To Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)

Kevin T. Keane	55,912	51.9%	$5.328	01/24/13	$187,347	$474,775

Peter J. Gundermann	33,547	31.1%	5.328	01/24/13	112,408	284,863

David C. Burney	3,727	3.5%	5.328	01/24/13	12,488	31,648

(1)	Represents options granted under the 2001 Stock Option Plan.

(2)

Potential realizable values are based on the assumed annual growth rates for the option term. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

Stock Option Exercises and Fiscal Year-End Value Table

        The following table provides information as to stock options exercised during the fiscal year ended December 31, 2003 and the value of each such executive officer's unexercised options at December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(2)
Name	Shares Acquired or Exercised (#)	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Kevin T. Keane	¾	¾	106,270	45,777	¾	¾

Peter J. Gundermann	¾	¾	39,210	59,955	22,325	¾

David C. Burney	¾	¾	6,507	6,847	¾	¾

(1)	Market value of stock at exercise less exercise price or base price.

(2)	Based upon the closing price of the Company's Common Stock on the Nasdaq National Market System on December 31, 2003 of $4.97 per share.

Equity Compensation Plan Information

        The following table provides information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 12, 2004, including the 1992 and 2001 Stock Option Plans, the 1993 and 1997 Directors Stock Option Plans and the Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	656,774	$5.83	950,260

Equity compensation plans not approved by security holders	¾	¾	¾

Total	656,774	$5.83	950,260

Supplemental Executive Retirement Plan Table

        The Company has a non-qualified supplemental retirement defined benefit plan for certain executives which targets a retirement benefit based on 65% of the three-year average compensation. SERP benefits are payable only to "retirement-eligible" participants, i.e., employees designated to participate in the SERP and each of whom, upon termination of employment, has attained age 65 with not less than 10 years of service (as defined) or at age 60 or later with a combined total of age and years of service equal to 90.

        For purposes of illustration, the following tables show the estimated amounts of annual retirement income that would be payable at the present time under various assumptions as to compensation and years of service to employees who participate in the SERP. The amounts presented are subject to reduction for Social Security benefits and for Profit Sharing benefits earned under the Company's Defined Profit Sharing/401(k) Plan. A discount factor applies for retirement-eligible participants who start to receive benefits before attaining age 65.

ESTIMATED UNFUNDED SUPPLEMENTAL RETIREMENT PLAN TABLE
	Years of Service
Three Year Average Compensation	10	15	20	25	30
200,000	$100,000	$110,000	$120,000	$130,000	$130,000
250,000	125,000	137,500	150,000	162,500	162,500
300,000	150,000	165,000	180,000	195,000	195,000
350,000	175,000	192,500	210,000	227,500	227,500
400,000	200,000	220,000	240,000	260,000	260,000
450,000	225,000	247,500	270,000	292,500	292,500
500,000	250,000	275,000	300,000	325,000	325,000

Kevin T. Keane and Peter J. Gundermann have 33 and 16 years of credited service, respectively.

CORPORATE PERFORMANCE GRAPH

        The following graph compares the yearly changes in cumulative total shareholder return of (i) the Company, (ii) the S&P 500 and (iii) the NASDAQ US and Foreign Index for a period of five years commencing December 31, 1998 and ending December 31, 2003.

The market price for Astronics Corporation Stock has been retroactively adjusted to reflect the March 14, 2003 distribution of the stock of its former subsidiary MOD-PAC CORP. to the shareholders of Astronics Corporation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information concerning persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of March 12, 2004 (an asterisk indicates less than 1% beneficial ownership of the class):

	Shares of Common Stock		Shares of Class B Stock
Name and Address of Owner (1)	Number	Percentage	Number	Percentage

Robert T. Brady (2)	83,493	1.4%	33,499	1.7%

David C. Burney (3)	8,735	*	2,700	*

John B. Drenning (4)	118,527	1.9%	75,653	3.8%

Peter J. Gundermann (5)	139,356	2.3%	58,415	2.9%

Kevin T. Keane (6)	360,250	5.9%	519,871	26.3%

Robert J. McKenna (7)	38,251	*	9,994	*

FMR Corp. (8) 82 Devonshire Street Boston MA 02109	401,607	6.5%	203,193	10.2%

Oak Forest Investment Management, Inc. (9) 6701 Democracy Blvd. Suite 402 Bethesda, MD 20817	449,359	7.3%	¾	¾

Athena Capital Management, Inc. Minerva Group L.P. 621 E. Germantown Pike Suite 105 Plymouth Valley, PA 19401 (10)	322,821	5.3%	¾	¾

All directors and executive officers as a group (6) persons) (11)	748,612	12.2%	700,132	35.4%

(1)	The address for all directors and officers listed is: 130 Commerce Drive, East Aurora, New York 14052-2191.

(2)	Includes 52,186 shares of Common Stock and 15,218 shares of Class B Stock subject to options exercisable within 60 days.

(3)	Includes 6,708 shares of Common Stock and 1,957 shares of Class B Stock subject to options exercisable within 60 days.

(4)	Includes 52,186 shares of Common Stock and 15,218 shares of Class B Stock subject to options exercisable within 60 days.

(5)

Includes 40,194 shares of Common Stock and 11,936 shares of Class B Stock subject to options exercisable within 60 days and includes 6,114 shares of Common Stock and 3,064 shares of Class B Stock owned by Mr. Gundermann's wife, as to which he disclaims beneficial ownership.

(6)

Includes 85,880 shares of Common Stock and 8,570 shares of Class B Stock subject to options exercisable within 60 days and includes 58,879 shares of Common Stock and 24,828 shares of Class B Stock owned by Mr. Kevin Keane's wife or held in a trust for the benefit of Mr. Kevin Keane's wife, as to which he disclaims beneficial ownership.

(7)	Includes 37,151 shares of Common Stock and 9,582 shares of Class B Stock subject to options exercisable within 60 days.

(8)

On April 10 and February 13, 2003, FMR Corp. filed Schedule 13G/A with the SEC on behalf of its wholly-owned subsidiary, Fidelity Management & Research Company, a registered investment advisor. Fidelity Management & Research Company is the beneficial owner of the common stock as a result of acting as an investment advisor to various investment companies. The beneficial ownership information presented is based solely on these Schedule 13G/A.

(9)	The beneficial ownership information regarding Oak Forrest Investment Management, Inc. is based solely upon a Schedule 13G filed with the SEC on February 12, 2004.

(10)	The beneficial ownership information regarding Athena Capital Management, Inc., is based solely upon a Schedule 13G filed with the SEC on February 4, 2004.

(11)	Includes an aggregate of 274,305 shares of Common Stock and 62,481 shares of Class B Stock subject to options exercisable within 60 days.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics Corporation for 2004. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

        Audit Fees. The following table sets forth the fees billed to the Company for the last two fiscal years by the Company's independent certified public accounts, Ernst & Young LLP:

	2003	2002
Audit fees	67,600	104,600
Audit related fees	4,668	4,500
Tax fees	12,400	29,000
All other fees	-	-

        During 2002, audit fees included amounts for the required audit of the Company's subsidiary, MOD-PAC CORP., for the three years ended December 31, 2001 in connection with the spin-off of MOD-PAC CORP. Tax fees for 2002 also included services related to the MOD-PAC CORP. spin-off.

        Pre-Approval Policies and Procedures. The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee may delegate to an Audit Committee member the authority to approve permitted services provided that the delegated member reports any decisions to the Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

PROPOSAL 3

SHAREHOLDER PROPOSAL TO RECOMMEND RESCISSION OF THE COMPANY'S
SUPPLEMENTAL RETIREMENT PLAN AND RELATED POST-RETIREMENT BENEFITS

        Donald R. and Alexandria J. McIntyre, 8 Sunrise Terrace, West Seneca, New York 14224, who own over 10,000 shares of the Company's stock, have advised that they intend to present the following resolution at the Annual Meeting. In accordance with the applicable proxy statement regulations, the proposed resolution and supporting statement, for which the Board of Directors and the Company accept no responsibility, are set forth below. Approval of the proposal would require a majority of votes cast in person or by proxy at the Annual Meeting.

Shareholder Resolution

        "This is to recommend that the Board of Directors rescind the provisions under which the Supplemental Retirement Plan and Related Post Retirement Benefits were implemented."

Proponent's Supporting Statement

        "Rationale for above proposal: This is a welfare plan that only benefits the senior management of Astronics Corp. Currently one member is receiving pension benefits of approximately $112,000 a year, plus paid medical, dental and long term care insurance. The last two years (FYE 12/31/2001 and 2002) Astronics Corp. has contributed almost one million dollars each year to this plan. Since this plan is not recognized by the Internal Revenue Service every dollar that goes into this plan comes out of the shareholder's equity. This represented an approximate reduction in net income of 14% each year in net income. At the end of 2002 this plan was under funded by approximately $6.9 million dollars. With the spin-off Mod-Pac Corporation and the resulting loss of their earnings the shareholders of Astronics could be looking at 20-25% of Astronics net income being diverted to this plan."

Response of the Board of Directors

        The shareholders' proposal requests the Board of Directors to rescind the "provisions" under which the Company's Supplemental Executive Retirement Plan, or SERP, and Related Post Retirement Benefits were implemented.

        The Board of Directors and the Compensation Committee strongly believe that a defined benefit plan, such as the SERP, which provides executives with a retirement benefit targeted at 65% of their three year average compensation and related medical, dental and long term care benefits, is reasonable and necessary to attract and retain talented executives. The Board of Directors and the Compensation Committee believe that removing this benefit from our executives' compensation would likely place Astronics at a competitive disadvantage with respect to executive recruitment.

        The Company does not sponsor any other retirement plans except for a profit sharing/401(k) plan for all employees that is funded by employee contributions, limited 401(k) matching contributions from the Company and discretionary profit sharing contributions by the Company. The SERP is a defined benefit program in which estimated future retirement benefits are actuarially calculated and expensed each year. The plan was established by the Board of Directors to maintain the Company's competitive position in retaining and attracting senior executive level talent.

        For additional information, we encourage you to read note 8, "Supplemental Retirement Plan and Related Post Retirement Benefits," in the notes to our 2003 Consolidated Financial Statements contained in our 2003 Annual Report and the discussion in this Proxy Statement under the heading "Supplemental Executive Retirement Plan Table."

Plan Funding

        By definition the plan is an unfunded plan; by design there are no plan assets. Because the plan is unfunded, assets that would otherwise be held in investments in a typical defined benefit pension plan are being invested in the operations of the Company. Funding of the liability occurs as payments are made to participants after termination of employment upon retirement. There is no impact on the cash flow of the Company until benefits are paid. In 2003 benefits paid by the Company under the plan totaled $123 thousand.

        The proponent of the proposal asserts that the Company has contributed almost one million dollars to the plan in each of the years 2001 and 2002. Actual payments made under the plan, however, were $112 thousand and $124 thousand for the years 2001 and 2002, respectively.

Tax Treatment

        The proponent of the proposal asserts that, "[s]ince this plan is not recognized by the Internal Revenue Service every dollar that goes into this plan comes out of the shareholder's equity." Payments made under the plan are deductible. Net income and equity reflect the tax benefit relating to the cost of the plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE SHAREHOLDER PROPOSAL TO RECOMMEND THE RESCISSION OF THE COMPANY'S SUPPLEMENTAL RETIREMENT PLAN AND RELATED POST-RETIREMENT BENEFITS.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        During 2003, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company's securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2003, MOD-PAC CORP., a former subsidiary of the Company, performed printing and order fulfillment services for VistaPrint Corporation, resulting in net sales of $2,206,000. Robert S. Keane, the son of Kevin T. Keane, is a shareholder in and the President and Chief Executive Officer of VistaPrint Corporation. Daniel G. Keane, the son of Kevin T. Keane, is the President and Chief Executive Officer of MOD-PAC CORP. In addition, Kevin T. Keane is a shareholder in VistaPrint Corporation holding less than five percent of its capital stock.

Effective on March 14, 2003, the capital stock of MOD-PAC CORP. was distributed by the Company to its shareholders of record as of February 18, 2003.

John B. Drenning, a director of the Company, is a partner in the law firm of Hodgson Russ LLP. Hodgson Russ performed legal services for the Company in 2003.

PROPOSALS OF SHAREHOLDERS FOR 2005 ANNUAL MEETING

        To be considered for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than November 26, 2004.

        If a shareholder wishes to present a proposal at the Company's 2005 Annual Meeting of Shareholders or to nominate one or more directors, and the proposal is not intended to be included in the Company's proxy materials relating to that meeting, such proposal or nomination(s) must comply with the applicable provisions of the Company's by-laws and applicable law. In general, the Company's by-laws provide that with respect to a shareholder nomination for director, written notice must be addressed to the Secretary and be received by the Company no less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. For purposes of the Company's 2005 Annual Meeting of Shareholders , such notice must be received not later than February 28, 2005 and not earlier than January 29, 2005. The Company's by-laws set out specific requirements that such written notices must satisfy.

        With respect to shareholder proposals (other than nominations for directors) that are not intended to be included in the Company's proxy materials relating to the 2005 Annual Meeting of Shareholders, such proposals are subject to the rules adopted by the SEC relating to the exercise of discretionary voting authority unless notice of such a proposal is received by the Company no later than February 9, 2005.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

OTHER INFORMATION

        Copies of the 2003 Annual Report to Shareholders of Astronics Corporation have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 130 Commerce Way, East Aurora, New York 14052-2191.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 12, 2004, ON REQUEST TO SHAREHOLDER RELATIONS, ASTRONICS CORPORATION, 130 COMMERCE WAY, EAST AURORA, NEW YORK 14052-2191.
BY ORDER OF THE BOARD OF DIRECTORS

David C. Burney, Secretary

Buffalo, New York
March 26, 2004

APPENDIX A

ASTRONICS CORPORATION

Audit Committee Charter

Organization

        This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. All committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

Purpose

        The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

        In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

        The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

        The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at it next scheduled meeting.

        At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm's internal quality control procedures.
•

Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor's independence).

        In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

        The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

        The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

        The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

        The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

        The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

        The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        The committee shall review with management and independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

        The committee shall receive corporate attorney's reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

        The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

        The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

            130 Commerce Way, East Aurora, NY 14052
            Phone 716-805-1599 Fax 716-805-1286

You're Invited
to the
ANNUAL
SHAREHOLDERS'
MEETING

THURSDAY, APRIL 29, 2004, 10:00 A.M.
Luminescent Systems, Inc.
130 Commerce Way
East Aurora, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

------------------
↓ Please detach and mail in the envelope provided. ↓
----------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

			FOR	AGAINST	ABSTAIN
1. Election of Directors	NOMINEES O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna	2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2004.
FOR ALL NOMINEES		3. Shareholder proposal recommending that the Board of Directors rescind the provisions of the Company's Supplemental Executive Retirement Plan and related post-retirement benefits.

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)
4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

I plan to attend the Annual meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date	Signature of Shareholder	Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ASTRONICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2 and "AGAINST" proposal 3.

(Continued and to be signed on the reverse side)

14475

            130 Commerce Way, East Aurora, NY 14052
            Phone 716-805-1599 Fax 716-805-1286

You're Invited
to the
ANNUAL
SHAREHOLDERS'
MEETING

THURSDAY, APRIL 29, 2004, 10:00 A.M.
Luminescent Systems, Inc.
130 Commerce Way
East Aurora, New York

Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

------------------
↓ Please detach and mail in the envelope provided. ↓
----------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

			FOR	AGAINST	ABSTAIN
1. Election of Directors	NOMINEES O Robert T. Brady O John B. Drenning O Peter J. Gundermann O Kevin T. Keane O Robert J. McKenna	2. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 2004.
FOR ALL NOMINEES		3. Shareholder proposal recommending that the Board of Directors rescind the provisions of the Company's Supplemental Executive Retirement Plan and related post-retirement benefits.

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)
4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

I plan to attend the Annual meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date	Signature of Shareholder	Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ASTRONICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 29, 2004, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2 and "AGAINST" proposal 3.

(Continued and to be signed on the reverse side)

14475